交通銀行
BANK OF COMMUNICATIONS

Our Ref. : CMD-G0020221220000036785A-868-seam130

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

Address 15/F,
Pacific Trade Centre,
2 Kai Hing Road, Kowloon Bay,
Kowloon, Hong Kong

Date : 5 July 2023

Dear Sirs

Re : General Banking Facilities - Supplemental Facility Letter
Uncommitted Combined Facility limit of HKD280,000,000.00***
Uncommitted Term Loan (II) Facility limit of HKD220,000,000.00*(the "Facilities")**

We, **Bank of Communications (Hong Kong) Limited** (the "**Bank**"), refer to our Facility Letter dated 27 February 2023 under reference CMD-G0020221220000036785-868-10161 (as amended or novated from time to time, the "**Facility Letter**"). Terms defined in the Facility Letter shall have the same meanings when used herein.

Following our recent discussions, we confirm that the terms of the Facilities will be varied as follows:

Variations to the Facility Letter:

With effect from the Effective Date (as defined below),

1. The Utilization Condition(s) (k) of Uncommitted Term Loan (I) Facility under Clause 2 (*Pricing and Conditions*) be revised and replaced as follows :

   " (k) **Prepayment** : Prepayment in whole or in part is allowed subject to 1 Business Day's prior written notice to the Bank and, subject to any break costs, without penalty or premium. Prepayment shall be made in a minimum amount of HKD10,000,000.00. "

The variation(s) set out above will take effect on the date (the "**Effective Date**") when we have received the following documents in form and substance satisfactory to the Bank :

- Supplemental Facility Letter signed by each of you and the guarantor(s)/security provider(s);
- Original/certified copies of all necessary consents, approvals and other authorisations (including board resolutions/shareholders resolutions, if applicable, of each of you and the guarantor(s)/security provider(s)) in connection with this letter and all other documents mentioned above;
- Copy, certified by a director as being a true and up-to-date copy, of the following documents of Guarantor (1), Guarantor (3) and Guarantor (4) :-
  - Certificate of Incorporation
  - Certificate of Incorporation on change of name (if any)
  - Current Business Registration Certificate (if any)
  - Constitutional documents such as Memorandum and Articles of Association
  - Register of directors and officers/secretary
  - Register of members
- Such other documents and approvals as the Bank may request.

All other terms and conditions of the Facility Letter (as amended hereby), the Bank's Terms and Conditions for Banking Facilities (as amended by the Bank from time to time), and any guarantees and security documents in respect of the Facilities (if applicable, as amended hereby) shall continue to be in full force and effect. This Supplemental Facility Letter, once accepted, shall form an integral part of the Facility Letter.

交通銀行 BANK OF COMMUNICATIONS

Our Ref. : CMD-G00202212200000036785A-868-seam130

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

Please indicate your acceptance of the above terms and conditions (incorporating the Bank's **updated** Terms and Conditions for Banking Facilities attached to this letter) by signing and returning to the Bank the duplicate of this letter within 30 days from the date of this letter, after which date this offer shall automatically lapse.

This Supplemental Facility Letter is governed by Hong Kong law.

We assure you of our best services at all times.

Yours faithfully,
For **Bank of Communications (Hong Kong) Limited**

....
Authorized Signature(s)

After careful consideration of this Supplemental Facility Letter, we accept the Facilities (as amended) and agree to be bound by the above terms and conditions and the Bank's Terms and Conditions for Banking Facilities (as amended by you from time to time) attached to this letter, which we have read and understood.

For and on behalf of
Merit Focus Limited

For and on behalf of
MERIT FOCUS LIMITED

Authorized Signature(s)

....
Name: Miao Duncan
Title: Director.
Date : 14 JUL 2023

....
Witness: KAN NGA SZE

For and on behalf of
Prospect Focus Limited

For and on behalf of
PROSPECT FOCUS LIMITED

....*Authorized Signature(s)*
Name: Miao Duncan
Title: Director
Date : 14 JUL 2023

....
Witness: KAN NGA SZE

交通銀行 BANK OF COMMUNICATIONS

Our Ref. : CMD-G0020221220000036785A-868-seam130

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

After careful consideration of this Supplemental Facility Letter, we accept the Facilities (as amended) and agree to be bound by the above terms and conditions and the Bank's Terms and Conditions for Banking Facilities (as amended by you from time to time) attached to this letter, which we have read and understood.

For and on behalf of
Triple Focus Limited

For and on behalf of
TRIPLE FOCUS LIMITED

Authorized Signature(s)

Name: Miao Duncan
Title: Director
Date : 14 JUL 2023

Witness: KAN NGA SZE

For and on behalf of
Sharp Access Development Limited

For and on behalf of
SHARP ACCESS DEVELOPMENT LIMITED
荣銳發展有限公司

Authorized Signature(s)

Name: Miao Duncan Miao Tai Wai David
Title: Directors
Date : 14 JUL 2023

Witness: KAN NGA SZE

交通銀行 BANK OF COMMUNICATIONS

Our Ref. : CMD-G0020221220000036785A-868-seam130

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

To: Bank of Communications (Hong Kong) Limited

I/We agree and confirm that my/our guarantee and/or security document(s), among other things, secure the Borrower(s)'s obligations and liabilities under the Facilities (as varied above and as varied or amended by you from time to time) and under the terms and conditions of the Facility Letter as varied by this letter (whether existing or new, and as varied or amended by the Bank from time to time), and continue to be in full force and effect, and I/we agree to be bound by the Bank's Terms and Conditions for Banking Facilities (as varied or amended by you from time to time) attached to this letter:-

For and on behalf of
Star Rainbow Investments Limited

For and on behalf of
STAR RAINBOW INVESTMENTS LIMITED
彩星投資有限公司

Authorized Signature(s)

Name: Miao Duncan Miao Tai Wai David

Title: Directors

Date: 14 JUL 2023

Witness: KAN NGA SZE

For and on behalf of
Dumaine International Limited

For and on behalf of
DUMAINE INTERNATIONAL LIMITED

Authorized Signature(s)

Name: Miao Duncan Miao Tai Wai David

Title: Directors

Date: 14 JUL 2023

Witness: KAN NGA SZE

Our Ref. : CMD-G00202212200000036785A-868-seam130

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

To: Bank of Communications (Hong Kong) Limited

I/We agree and confirm that my/our guarantee and/or security document(s), among other things, secure the Borrower(s)'s obligations and liabilities under the Facilities (as varied above and as varied or amended by you from time to time) and under the terms and conditions of the Facility Letter as varied by this letter (whether existing or new, and as varied or amended by the Bank from time to time), and continue to be in full force and effect, and I/we agree to be bound by the Bank's Terms and Conditions for Banking Facilities (as varied or amended by you from time to time) attached to this letter:-

For and on behalf of
Fashion Focus Manufacturing Limited

For and on behalf of
FASHION FOCUS MFG. LTD.
Authorized Signature(s)

Name: Miao Tai Nai David
Title: Director
Date: 14 JUL 2023

Witness: KAN NGA SZE

For and on behalf of
Wealthy Board Asia Inc.

For and on behalf of
WEALTHY BOARD ASIA INC

Name: Miao Tai Wai David
Title: Director
Date: 14 JUL 2023

Witness: KAN NGA SZE

交通銀行 BANK OF COMMUNICATIONS

Our Ref. : CMD-G0020221220000036785A-868-seam130

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

To: Bank of Communications (Hong Kong) Limited

I/We agree and confirm that my/our guarantee and/or security document(s), among other things, secure the Borrower(s)'s obligations and liabilities under the Facilities (as varied above and as varied or amended by you from time to time) and under the terms and conditions of the Facility Letter as varied by this letter (whether existing or new, and as varied or amended by the Bank from time to time), and continue to be in full force and effect, and I/we agree to be bound by the Bank's Terms and Conditions for Banking Facilities (as varied or amended by you from time to time) attached to this letter:-

For and on behalf of
Right Legend Limited

For and on behalf of
RIGHT LEGEND LIMITED

Authorized Signature(s)

Name: Miao Tai Wai David

Title: Director

Date: 14 JUL 2023

Witness: KAN NGA SZE

For and on behalf of
Sparkle Legend Limited

For and on behalf of
SPARKLE LEGEND LIMITED
再豐盛有限公司

Authorized Signature(s)

Name: Miao Duncan Miao Tai Wai David

Title: Directors.

Date: 14 JUL 2023

Witness: KAN NGA SZE

交通銀行
BANK OF COMMUNICATIONS

Our Ref. : CMD-G0020221220000036785A-868-seam130

To : Merit Focus Limited
Prospect Focus Limited
Triple Focus Limited
Sharp Access Development Limited

To: Bank of Communications (Hong Kong) Limited

I/We agree and confirm that my/our guarantee and/or security document(s), among other things, secure the Borrower(s)'s obligations and liabilities under the Facilities (as varied above and as varied or amended by you from time to time) and under the terms and conditions of the Facility Letter as varied by this letter (whether existing or new, and as varied or amended by the Bank from time to time), and continue to be in full force and effect, and I/we agree to be bound by the Bank's Terms and Conditions for Banking Facilities (as varied or amended by you from time to time) attached to this letter:-

....

Miao Tai Wai David
Date: 14 JUL 2023

....
Witness: KAN NGA SZE

....

Miao Duncan
Date: 14 JUL 2023

....
Witness: KAN NGA SZE

Attachment:

(1) the Bank's Terms and Conditions for Banking Facilities

Bank of Communications (Hong Kong) Limited (Incorporated in Hong Kong with limited liability)
20 Pedder Street, Central, Hong Kong
T +852-28419611 F +852-28106993
www.hk.bankcomm.com